UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3578

AQUILA FUNDS TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/19

Date of reporting period: 12/31/19

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report December 31, 2019

Beginning in January, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary (i.e. broker dealer or bank), you can contact your financial intermediary to request that you continue to receive copies of shareholder reports. Your election to receive reports in paper will apply to all the funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

February, 2020

Dear Fellow Shareholder:

After experiencing four interest rate hikes during the year and steep stock market losses in the fourth quarter of 2018, markets recovered in 2019 with the S&P 500® Index ending the year with the highest annual return since 2013; over 30% for just the fifth time in the last 30 years. Accommodative monetary rhetoric fueled the first quarter recovery in 2019, which eventually transpired into three rate cuts before year-end. Although the market saw strong annual equity returns, trade uncertainty and global economic concerns led to a choppy ride at times, particularly between the months of May and August, a period in which your portfolio management team believes the merits of their time-tested strategies were recognized. During the month of August, the yield on 2-year U.S. Treasury Notes exceeded the yield on 10-year U.S. Treasury Notes by 5 basis points, reflecting an inverted yield curve. The S&P 500® Index experienced three separate one-day declines of over 2.50% in August alone, which hasn’t occurred since Standard & Poor’s downgrade of U.S. government debt in 2011.

Economic data generally remained supportive of an expansionary economy in 2019, but it did begin to show indications of slowing or deterioration throughout the fourth quarter across certain segments of the economy (largely industrial-related areas as a result of trade tensions and slowing international growth).  Your portfolio management team believes that business sentiment and confidence indicators will warrant close attention in the coming year. In general, these measures improved throughout 2019 after showing weakness through the fourth quarter of 2018. These measures will be important indicators for your team to monitor as it relates to economic activity and employment throughout 2020. Labor market data would also generally suggest that momentum in the U.S. economy remains stable; however, your portfolio managers are cognizant that these measures are generally lagging indicators and the mindset of corporate managers can change quickly if signs of economic weakness or increased uncertainty become more prevalent. After a long period of broad improvement across the labor market, any signs of weakness related to employment, hiring, and layoffs would be a reason for concern. With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and the willingness and ability to purchase goods and services are a key driver to corporate profits and economic activity. Monitoring data regarding consumer confidence and consumer spending will remain a high priority for your portfolio management team throughout 2020.

Your portfolio managers remain committed to their disciplined research process that not only includes detailed analysis of companies owned in the Sub-Adviser’s high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets.  They intend to continue to look for fiscally responsible corporate management teams that your portfolio management team believes are committed to growing operations prudently and who recognize they can potentially improve their credit profile by focusing on company-specific measures. Your portfolio managers’ efforts remain focused on the investment selection process, while

NOT A PART OF THE ANNUAL REPORT

seeking to find attractive investments in pursuit of each of Aquila Three Peaks High Income Fund’s and Aquila Three Peaks Opportunity Growth Fund’s respective objectives. The Aquila Funds Trust annual report provides additional detail regarding economic and market conditions, along with the Sub-Adviser’s investment strategy with respect to each of the Funds during the period. Please keep in mind that all securities markets experience variations in values, as do the shares of mutual funds.

We thank you for investing with Aquila Group of Funds.

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the dale of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

The strong performance of risk assets, such as equities and high yield bonds, toward the end of 2019 stood in stark contrast to the weakness that was experienced during the final months of 2018. Performance of the high yield market was reasonably stable in 2019 -- yields declined and spreads tightened throughout the year. The high yield market was active throughout the year as companies sought to refinance debt with a goal to lower interest costs and/or extend debt maturities.

As a measure of the broad market, the S&P 500® Index generated a 31.49% return in 2019, which was the strongest year since 2013. One of the major focuses for the markets in the second half of 2019 was the trade conflict between the U.S. and China. Investors cheered a Phase One trade agreement that was made during the fourth quarter, which allowed for a pullback on some potential tariffs in December. This partial trade deal also seemed to outweigh any risks to the markets from a vote to impeach President Trump in the U.S. House of Representatives, as investors generally expected the Senate to vote against impeachment. Economic data was positive for the most part through the end of the year. November non-farm payrolls grew by 266,000, which was the strongest growth for a jobs report since January 2019, helping to ease fears that the U.S. economy was experiencing a slowdown due to the drawn-out trade conflict with China. Lastly, the Federal Reserve (the “Fed”) kept the Fed Funds rate unchanged in December after three rate cuts in the second half of 2019. Fed Chairman Jerome Powell said that the Fed expected to keep its policy “somewhat accommodative,” as we move into 2020.

Aquila Three Peaks High Income Fund (the “High Income Fund”) Performance Overview

For the year ended December 31, 2019, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a 7.37% total return. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index (the “High Yield Index” which does not include any operating expenses nor sales charges) generated a 14.32% return for the year. In contrast to a volatile 2018 that concluded with a sharp sell-off during the fourth quarter, performance for the high yield asset class was reasonably stable throughout the year as risk-bearing asset classes performed well following the Fed’s accommodative shift in January 2019. On a quarterly basis, the High Yield Index returned 7.26% in the first quarter, 2.50% in the second quarter, 1.33% in the third quarter, and 2.61% in the fourth quarter. By comparison, ATPYX generated quarterly returns of 3.43%, 1.58%, 1.22%, and 0.96%, respectively in 2019.

A sharp reversal of the weakness experienced in the fourth quarter of 2018 against the High Income Fund’s more defensive and lower duration positioning to begin 2019 hindered the High Income Fund’s relative performance during the first quarter. For reference, during the fourth quarter of 2018, ATPYX had strong relative performance

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MANAGEMENT DISCUSSION (continued)

during that volatile period by generating a negative 1.30% total return compared to a negative 4.53% return for the High Yield Index. For the full-year 2019, other than the sharp rally in lower-rated and lower-quality names in December, the higher-quality BB-rated segment outperformed throughout the year largely due to the significant decline in Treasury yields and a flight-to-quality within the asset class. Due to the decline in Treasury yields, bonds longer in maturity and higher in duration performed better throughout 2019. For duration, the 6+ year segment of the High Yield Index generated a 23.82% return compared to the 0-3 year segment which generated an 8.99% return. Our relatively lower duration, which generally aligned with the 0-3 year segment, hindered the relative performance of ATPYX throughout 2019.

In general, the better performing high yield industry segments during 2019 were more cyclical or lower-quality, and they were also among the worst performing industry segments in 2018. The top performing industry segments for 2019 were: Refining, Property and Casualty Insurance, Banking, Finance Companies, and Retailers. Underperforming industry segments during the year generally had secular industry challenges or idiosyncratic company risks that caused underperformance. The bottom performing industry segments for the year were: Oil Field Services, Energy Exploration & Production, Airlines, Paper, and Other Financial. The Oil Field Services industry was the only one to generate a negative return for the year with Exploration & Production only slightly positive. The High Income Fund continued to have no exposure to either industry segment and your Portfolio Management Team at Three Peaks Capital Management, LLC (“Three Peaks”), the Sub-Adviser, remained relatively cautious with respect to the High Income Fund’s investments across the Energy and commodity-related segments of the market entering 2020.

Following lackluster performance across the high yield market and many asset classes in 2018, performance was reasonably strong across the capital markets throughout 2019 which was largely driven by an accommodative shift by the Fed and Central Banks around the world. Given the relatively lower absolute yields across fixed income asset classes, along with relatively low corporate bond yield spreads to start 2020, the High Income Fund’s Portfolio Management Team believes a focus on stability and attempting to limit volatility remains prudent across the fixed income landscape. For the time being, it appears that the Fed will remain somewhat accommodative. However, if economic indicators shift, the Fed may choose to change the Fed Funds rate in 2020. Accelerated economic activity and rising inflation would likely lead to an increase, which may result in a rise in Treasury yields, and subsequently create volatility across yield sensitive fixed income asset classes, including a portion of the high yield market. Conversely, deterioration in economic data will likely lead to the Fed cutting the Fed Funds rate further, which may result in credit spreads increasing, thereby creating elevated volatility within the high yield market. Additionally, your Portfolio Management Team is aware that there is increased concern regarding the ballooning amount of corporate debt (both investment grade and high yield) in recent years which elevates the potential for increased credit rating downgrades in 2020. While this downgrade risk is generally company specific, if rating downgrades were to become more widespread they could have larger ramifications for the overall investing landscape, in particular, the corporate bond and equity markets. For these reasons, your Portfolio Management Team believes their current focus on higher quality companies and relatively short duration bonds within the high yield market remains an attractive strategy.

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MANAGEMENT DISCUSSION (continued)

High Yield Market Review

According to J.P. Morgan Credit Research, new high yield issuance totaled $286.6 billion for 2019, which was up 53% compared to 2018’s $187.4 billion. Refinancing activity accounted for 68% of 2019’s issuance compared to 61% for 2018 and was the highest annual percentage since 2009. The quality of new issuance was reasonably healthy throughout 2019 with only 10% of the year’s issuance carrying a CCC-rating by one of the rating agencies. This was the lowest annual percentage since 2009. With yields and refinancing costs declining throughout much of the year, there was a significant increase in the amount of “opportunistic” refinancing activity within the high yield market. This activity will likely continue into 2020 as companies look to reduce interest costs and extend debt maturities.

J.P. Morgan Credit Research also reported 27 high yield bond defaults during 2019 (none of which were owned by the High Income Fund). The U.S. high yield default rate increased to 2.63% at the end of December, up 82 basis points from 1.81% at the end of 2018, but remained below the long-term historical average of 3.44%. Many high yield strategists forecast that the default rate will remain below the historical average throughout 2020. Your Portfolio Management Team continually monitors credit trends, distressed debt, and default activity. Credit trends within the high yield market generally weakened throughout 2019, as the credit ratings upgrade/downgrade ratio declined to 0.7 (fewer upgrades versus downgrades) following consecutive years of a 1.3 ratio in 2017 and 2018. In general, sluggish sales growth, rising operating costs, and increased use of debt were reasons for increased downgrades, in addition to industry specific weakness across the energy and commodities-related segment of the market. It seems likely that many companies will continue to face rising operating costs in 2020, which may pressure operating margins and cash flow generation if top-line growth is not adequate to offset the increase. Margin pressures have historically been a precursor to weakening credit trends, increased credit ratings downgrade activity, and potentially corporate solvency issues. Your Portfolio Management Team intends to closely monitor margin profiles and use of free cash flow across the High Income Fund’s holdings and the overall corporate landscape to assess any potential ratings downgrade risk or increased solvency issues as 2020 progresses. In general, these measures are key to watch, not only because of what they mean for the perception of the high yield market, but also as it pertains to the future prospects of the overall investing landscape, the economy, and the health of the consumer.

Aquila Three Peaks Opportunity Growth Fund (the “Opportunity Growth Fund”) Performance Overview

For the year ended December 31, 2019, the Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a 35.90% total return. By comparison, the Russell 3000 Index (which does not include operating expense nor sales charges) generated a 31.01% return for the year. Stock market performance throughout the

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MANAGEMENT DISCUSSION (continued)

year was reasonably consistent, with only two months, May and August, of negative performance for the major equity indices. Importantly, ATGYX performed very well during those volatile months. For the month of May, performance of ATGYX was negative 2.30% compared to negative 6.47% for the Russell 3000 Index. For the month of August, performance of ATGYX was positive 0.47% compared negative 2.04% for the Russell 3000 Index. While each month had its differences in cause for volatility and relative performance, your Portfolio Management Team generally attributes the Opportunity Growth Fund’s relative outperformance to favorable security selection due to a focus on company-specific drivers of performance, as well as, to favorable sector allocation due to a more defensive sector positioning.

During 2019, ATGYX outperformed the Russell 3000 Index as a result of favorable security selection in the Industrials, Materials, and Health Care sectors, which was partly offset by unfavorable security selection in the Utilities and Consumer Staples sector. The Opportunity Growth Fund was overweight in the Industrials sector relative to the Russell 3000 Index and benefitted from favorable security selection in this sector due to strong performance in the Commercial & Professional Services industry group. The Opportunity Growth Fund was also overweight in the Materials sector relative to the Russell 3000 Index and benefitted from favorable security selection in this sector due to strong performance in the Packaging sub-industry. The Opportunity Growth Fund had an equal weighting in the Health Care sector relative to the Russell 3000 Index, but generated outperformance from favorable security selection in this sector due to strong performance in the Life Science Tools & Services, the Health Care Equipment & Supplies, and the Health Care Technology industries. ATGYX’s performance had a small negative impact from the Utilities sector due to security selection based on the not having owned certain stocks throughout the entire year, which was partly offset by an underweight position in the sector throughout the year. Lastly, ATGYX’s performance had a small negative impact from the Consumer Staples sector due to security selection in the Food and Beverage industry, which was partly offset an underweight position in the sector throughout the year.

Heading into 2020, your Portfolio Management Team is reasonably optimistic that the U.S. economy can continue to expand at a moderate pace, assuming international economies continue to show stabilization. Consumer indicators in the U.S., such as employment and consumer sentiment, remain reasonably strong, and it is thought that industrial sectors could see a recovery in 2020 if the trade conflict with China can further de-escalate. Valuations for the broad market increased during the past year from the lows of December 2018, and it is interesting to note that the forward P/E ratio for the S&P 500 ended 2019 at the exact same level that it ended 2017, which was 18.2x. With that being said, the market has seen some divergence of valuations between different industries. Over the past two years, valuations in the S&P 500 have been higher in the more defensive industries of Utilities and REITs, as well as Technology, while valuations have been lower in Industrials, Communication Services, and Financials compared to the end of 2017, according to Credit Suisse. Your Portfolio Management Team believes that your Opportunity Growth Fund is reasonably well positioned in these ever-changing markets due to their continued focus on cash flow generation and

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MANAGEMENT DISCUSSION (continued)

the ability for companies to generate shareholder value through the use of their balance sheet. Additionally, your Portfolio Management Team continues to focus on sectors and industry-segments that they believe are generally less cyclical which may help limit performance volatility if economic conditions were to deteriorate.

The Three Peaks Approach

Your Portfolio Management Team remains committed to their time-tested and disciplined research process that not only includes detailed analysis of companies owned in the high yield strategy and equity strategy, but also seeks to uncover new opportunities within the high yield and equity markets. The Portfolio Managers continue to look for fiscally responsible management teams that are committed to growing operations prudently and who recognize that they can potentially improve their credit profile and equity valuations by focusing on company-specific measures. Your Portfolio Management Team remains focused on the stability and predictability of the investment selection process which is designed to provide a less volatile high yield strategy throughout various rate and economic cycles, and allows them to find attractive equity investments that could potentially experience further capital appreciation.

Your Portfolio Management Team’s high yield strategy continues to be highlighted by securities that they believe have the ability to weather negative headlines and heightened market volatility, while benefitting from company-specific balance sheet and credit improvement. Your Portfolio Management Team intends to maintain the discipline of minimizing volatility, to the extent possible, by generally avoiding security structures that appear to have equity-like characteristics, in addition to focusing on sectors they consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow generation. They remain confident that this approach is warranted and believe maintaining a relatively low duration and shorter maturity profile is prudent in the current environment. Maintaining a short maturity profile should, in their view, not only allow the securities held within the bond portfolio to better withstand an increase in market volatility and/or rising Treasury yields, but it should also increase the potential for holdings to be redeemed by the issuer through either a call, tender, or maturity. As cash is created by these actions, it should allow your Portfolio Managers to assess the opportunities present in the high yield market at that time. In instances where they may not have participated in new bond issuance because they believed an issue carried excessive interest rate risk or did not adequately compensate for investment risk, your Portfolio Managers may have an opportunity to deploy cash at more attractive prices and yields if rising Treasury yields or increased market volatility create such opportunities.

While your Portfolio Managers continuously search for attractive investment options, they believe a strict adherence to their rigid investment philosophy, extensive research process, and discipline in choosing investments for the high yield strategy will remain essential throughout 2020. Considering the various uncertainties that the fixed income markets may contend with over the foreseeable future, your Portfolio Management Team believes it is important to not become complacent in the current investing environment. As such, they are constantly monitoring economic data and commentary from companies across various industries, as well as commentary from the Fed and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

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MANAGEMENT DISCUSSION (continued)

Your Portfolio Management Team’s equity strategy continues to focus on companies using debt/leverage prudently to grow free cash flow in an attempt to propel future equity value. Your Portfolio Management Team intends to continue to use their knowledge and understanding of the high yield market to decipher the equity investment landscape and the prospects for individual company stock. They believe that focusing on understanding bond covenants and credit metrics provides a very distinct advantage to their research and stock selection. Frequently, high yield companies may have a maximum leverage ratio, minimum interest coverage ratio and/or restrictions on the amount of stock the company can repurchase or dividends they can pay out. These covenants generally influence corporate decisions and can change as the credit worthiness and financial strength of a company improves, and potentially lead to perceived equity-friendly actions occurring. The Portfolio Managers continue to emphasize important debt covenants and key credit metrics in their research when considering stock selection. In your Portfolio Management Team’s opinion, the understanding of these issues is not always the primary focus of many equity analysts. As a result, your Portfolio Management Team believes their credit-oriented research process for finding improving credit stories leads them to these types of improving equity stories and sets Aquila Three Peaks Opportunity Growth Fund apart from many other equity strategies.

In conclusion, your Portfolio Management Team plans to continue to balance potential risks to the economy and the capital markets with the opportunities presented within high yield bonds and equities, to construct strategies that they believe will have a compelling risk/return profile throughout various economic cycles and periods of elevated market volatility.  Your Portfolio Management Team intends to  continue to utilize a top-down and bottom-up approach when constructing both strategies as they assess the strength of the economic landscape and the potential for increased performance volatility should monetary or fiscal policies begin to change.

Thank you for your continued support and investment.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may rise or decline due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.  In the past several years, financial markets have experienced increased volatility, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

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MANAGEMENT DISCUSSION (continued)

Aquila Three Peaks High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund.

Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.

The Fund has exposure to highly leveraged companies.  Leverage can magnify equity performance in both positive and negative stock markets.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report.  These opinions should not be relied upon for any other purpose.

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PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund (the "Fund") for the 10-year period ended December 31, 2019 as compared with the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/06
With Maximum Sales Charge	2.85%	3.11%	4.44%	4.30%
Without Sales Charge	7.16	3.95	4.87	4.62
Class C since 6/08/06
With CDSC*	5.31	3.12	4.03	3.79
Without CDSC	6.31	3.12	4.03	3.79
Class I since 6/29/06
No Sales Charge	7.08	3.89	4.81	4.65
Class Y since 6/01/06
No Sales Charge	7.37	4.18	5.09	4.84
Bloomberg Barclays US Corporate
High Yield Total Return Index Value Unhedged	14.32	6.13	7.57	7.49	(Class A & Y)
				7.50	(Class C)
				7.60	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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Aquila Three Peaks Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2019 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted from inception through 10/15/10 of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

$36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
12/09
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
$35,226
$34,904
Fund's Class Y Shares
Russell 3000 Stock Index

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Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return for periods ended December 31, 2019
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (commenced operations on 7/22/94)
With Maximum Sales Charge	29.72%	8.09%	12.49%	8.50%
Without Sales Charge	35.47	9.04	12.98	8.69
Class C (commenced operations on 5/01/96)
With CDSC**	33.51	8.26	12.16	7.45
Without CDSC	34.51	8.26	12.16	7.45
Class I (commenced operations on 12/01/05)
No Sales Charge	35.57	9.15	13.22	7.82
Class Y (commenced operations on 5/01/96)
No Sales Charge	35.90	9.37	13.31	8.49
Russell 3000 Stock Index(1)	31.02	11.24	13.42	N/A*	(Class A)
				9.03	(Class C & Y)
				9.19	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1)   The Fund’s Index since October 15, 2010.

*      Index commenced on 1/01/95.

**    CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Three Peaks High Income Fund and  Aquila Three Peaks Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2020

11  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2019

Principal Amount	Corporate Bonds (97.1%)	Value
	Communication Services (14.2%)
	Advertising Services (1.3%)
	Lamar Media Corp.
$1,500,000	5.000%, 05/01/23	$1,526,250
750,000	5.375%, 01/15/24	765,000
		2,291,250
	Broadcast Services/Program (0.3%)
	Nexstar Broadcasting, Inc.
400,000	5.625%, 07/15/27 144A	421,520

	Cable/Satellite TV (3.0%)
	CCO Holdings LLC
2,900,000	5.250%, 09/30/22	2,932,625
1,675,000	5.750%, 01/15/24	1,704,312

	Midcontinent Communications/Midcontinent Finance Corp.
375,000	5.375%, 08/15/27 144A	396,563
		5,033,500
	Cellular Telecom (2.9%)
	Sprint Communications, Inc.
700,000	7.000%, 08/15/20	714,875

	Sprint Corp.
1,650,000	7.250%, 09/15/21	1,744,875

	T-Mobile USA, Inc.
1,450,000	6.000%, 03/01/23	1,476,100
1,000,000	6.000%, 04/15/24	1,032,500

	T-Mobile USA, Inc. (Escrow Placeholder Bonds)
1,450,000	6.000%, 03/01/23**+	0
1,000,000	6.000%, 04/15/24**+	0
		4,968,350
	Commercial Services (1.8%)
	Nielsen Finance LLC/Nielsen Finance Co.
3,125,000	4.500%, 10/01/20	3,128,906

12  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Communication Services (continued)
	Radio (0.5%)
	Sirius XM Radio, Inc.
$850,000	5.375%, 04/15/25 144A	$878,288

	Satellite Telecom (0.6%)
	Hughes Satellite Systems Corp.
1,000,000	7.625%, 06/15/21	1,068,450

	Telephone - Integrated (3.8%)
	CenturyLink, Inc.
1,825,000	5.625%, 04/01/20	1,836,406
725,000	5.625%, 04/01/25	770,349

	Level 3 Financing, Inc.
1,786,000	5.375%, 08/15/22	1,792,608
675,000	5.125%, 05/01/23	679,219
1,350,000	5.375%, 05/01/25	1,397,250
		6,475,832
	Total Communication Services	24,266,096

	Consumer Discretionary (18.5%)
	Broadcast Services/Program (0.5%)
	Diamond Sports Group LLC/Diamond Sport Finance Co.
925,000	5.375%, 08/15/26 144A	935,686

	Casinos & Gaming (6.8%)
	Boyd Gaming Corp.
550,000	6.375%, 04/01/26	591,766
500,000	6.000%, 08/15/26	536,250

	Eldorado Resorts, Inc.
5,000,000	7.000%, 08/01/23	5,200,000
2,175,000	6.000%, 04/01/25	2,283,750

	Scientific Games International, Inc.
850,000	8.250%, 03/15/26 144A	937,125

13  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Discretionary (continued)
	Casinos & Gaming (continued)
	Station Casinos LLC
$1,250,000	5.000%, 10/01/25 144A	$1,271,875

	Twin River Worldwide Holdings, Inc.
850,000	6.750%, 06/01/27 144A	886,125
		11,706,891
	Consumer Services (0.5%)
	ServiceMaster Co. LLC
850,000	5.125%, 11/15/24 144A	881,875

	Food - Catering (1.7%)
	Aramark Corp.
1,650,000	5.125%, 01/15/24	1,693,230
1,225,000	4.750%, 06/01/26	1,274,000
		2,967,230
	Funeral Service & Related Items (2.0%)
	Service Corp. International
3,300,000	5.375%, 05/15/24	3,399,000

	Hotels & Motels (1.7%)
	Hilton Domestic Operating Co., Inc.
775,000	4.250%, 09/01/24	789,531
2,000,000	5.125%, 05/01/26	2,105,000
		2,894,531
	Racetracks (0.5%)
	Churchill Downs, Inc.
850,000	5.500%, 04/01/27 144A	901,000

	Resorts/Theme Parks (0.7%)
	Cedar Fair LP
1,100,000	5.375%, 06/01/24	1,130,250

	Security Services (1.1%)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
1,725,000	9.250%, 05/15/23 144A	1,809,094

14  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Discretionary (continued)
	Theaters (2.2%)
	Cinemark Holdings, Inc.
$2,800,000	5.125%, 12/15/22	$2,830,800
900,000	4.875%, 06/01/23	914,625
		3,745,425
	Toys (0.8%)
	Mattel, Inc.
1,250,000	6.750%, 12/31/25 144A	1,343,500
	Total Consumer Discretionary	31,714,482

	Consumer Staples (8.1%)
	Consumer Products - Miscellaneous (1.8%)
	Central Garden & Pet Co.
2,100,000	6.125%, 11/15/23	2,168,250

	Spectrum Brands, Inc.
825,000	5.750%, 07/15/25	861,110
		3,029,360
	Food - Retail (4.2%)
	Albertsons Companies, Inc./Safeway, Inc.
2,300,000	6.625%, 06/15/24	2,407,318
2,450,000	5.750%, 03/15/25	2,535,750

	Ingles Markets, Inc.
2,258,000	5.750%, 06/15/23	2,300,337
		7,243,405
	Food - Wholesale/Distributors (2.1%)
	Performance Food Group, Inc.
2,600,000	5.500%, 06/01/24 144A	2,665,000

	US Foods, Inc.
850,000	5.875%, 06/15/24 144A	875,500
		3,540,500
	Total Consumer Staples	13,813,265

15  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Energy (2.5%)
	Midstream Oil & Gas (1.9%)
	Cheniere Energy Partners LP
$2,200,000	5.250%, 10/01/25	$2,292,598
800,000	5.625%, 10/01/26	846,000
		3,138,598
	Oil Refining & Marketing (0.6%)
	Sunoco LP/Sunoco Finance Corp.
1,000,000	6.000%, 04/15/27	1,067,500
	Total Energy	4,206,098

	Financials (12.5%)
	Decision Support Software (0.5%)
	MSCI, Inc.
873,000	5.250%, 11/15/24 144A	896,903

	Finance - Investment Banker/Broker (1.3%)
	LPL Holdings, Inc.
2,100,000	5.750%, 09/15/25 144A	2,197,125

	Real Estate Operator/Developer (0.5%)
	Kennedy-Wilson, Inc.
825,000	5.875%, 04/01/24	845,625

	REITS - Diversified (1.1%)
	SBA Communications Corp.
1,250,000	4.875%, 07/15/22	1,265,625
600,000	4.875%, 09/01/24	622,500
		1,888,125
	REITS - Healthcare (1.3%)
	MPT Operating Partnership LP
2,100,000	6.375%, 03/01/24	2,183,937

	REITS - Hotels (3.9%)
	ESH Hospitality, Inc.
1,300,000	5.250%, 05/01/25 144A	1,343,875

16  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Financials (continued)
	REITS - Hotels (continued)
	Ryman Hospitality Properties, Inc.
$4,750,000	5.000%, 04/15/23	$4,845,000
400,000	4.750%, 10/15/27 144A	413,000
		6,601,875
	REITS - Storage (3.9%)
	Iron Mountain, Inc.
4,450,000	6.000%, 08/15/23	4,544,563
2,150,000	5.750%, 08/15/24	2,174,188
		6,718,751
	Total Financials	21,332,341

	Healthcare (9.0%)
	Diagnostic Equipment (1.6%)
	Avantor, Inc.
2,525,000	6.000%, 10/01/24 144A	2,692,231

	Medical - Drugs (0.5%)
	Bausch Health Companies, Inc.
875,000	6.125%, 04/15/25 144A	904,076

	Medical - HMO (3.0%)
	Centene Corp.
775,000	6.125%, 02/15/24	804,062
1,500,000	4.750%, 01/15/25	1,558,095
1,650,000	5.375%, 06/01/26 144A	1,751,062
	Magellan Health, Inc.
1,000,000	4.900%, 09/22/24	1,025,000
		5,138,219
	Medical - Hospitals (0.7%)
	Select Medical Corp.
1,045,000	6.250%, 08/15/26 144A	1,131,233

	Medical Equipment (0.2%)
	Teleflex, Inc.
350,000	4.875%, 06/01/26	365,750

17  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Healthcare (continued)
	Medical Information Systems (1.0%)
	Change Healthcare Holdings LLC
$1,625,000	5.750%, 03/01/25 144A	$1,669,687

	Medical Products (0.5%)
	Hill-Rom Holdings, Inc.
850,000	5.000%, 02/15/25 144A	884,000

	Physical Therapy/Rehabilitation Centers (1.5%)
	Encompass Health Corp.
1,900,000	5.125%, 03/15/23	1,933,250
584,000	5.750%, 11/01/24	590,570
		2,523,820
	Total Healthcare	15,309,016

	Industrials (11.0%)
	Aerospace/Defense - Equipment (1.2%)
	Moog, Inc.
1,050,000	5.250%, 12/01/22 144A	1,064,385

	TransDigm, Inc.
900,000	6.500%, 05/15/25	936,000
		2,000,385
	Building & Construction Products - Miscellaneous (0.8%)
	Builders FirstSource, Inc.
1,300,000	5.625%, 09/01/24 144A	1,352,000

	Building - Heavy Construction (0.5%)
	MasTec, Inc.
850,000	4.875%, 03/15/23	860,625

	Distribution/Wholesale (1.1%)
	H&E Equipment Services, Inc.
900,000	5.625%, 09/01/25	942,750

	KAR Auction Services, Inc.
950,000	5.125%, 06/01/25 144A	988,000
		1,930,750

18  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Industrials (continued)
	Diversified Manufacturing Operations (2.1%)
	Actuant Corp.
$1,750,000	5.625%, 06/15/22	$1,767,500

	EnPro Industries, Inc.
1,000,000	5.750%, 10/15/26	1,065,000

	Trinity Industries, Inc.
800,000	4.550%, 10/01/24	826,799
		3,659,299
	Electric Products - Miscellaneous (1.4%)
	WESCO Distribution, Inc.
2,350,000	5.375%, 12/15/21	2,355,875

	Machinery - General Industry (0.5%)
	Tennant Co.
775,000	5.625%, 05/01/25	809,875

	Rental Auto/Equipment (0.9%)
	United Rentals North America, Inc.
1,550,000	5.500%, 07/15/25	1,610,547

	Storage/Warehousing (0.8%)
	Mobile Mini, Inc.
1,275,000	5.875%, 07/01/24	1,326,000

	Transport - Truck (0.2%)
	XPO Logistics, Inc.
350,000	6.125%, 09/01/23 144A	361,305

	Waste Management (1.5%)
	Covanta Holding Corp.
1,500,000	5.875%, 07/01/25	1,582,500
925,000	6.000%, 01/01/27	975,875
		2,558,375
	Total Industrials	18,825,036

19  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Information Technology (14.0%)
	Applications Software (1.7%)
	PTC, Inc.
$1,950,000	6.000%, 05/15/24	$2,035,313

	SS&C Technologies, Inc.
850,000	5.500%, 09/30/27 144A	907,375
		2,942,688
	Commercial Services - Finance (1.0%)
	Refinitiv US Holdings, Inc.
1,600,000	6.250%, 05/15/26 144A	1,746,000

	Computer Hardware & Storage (1.3%)
	Dell International LLC/EMC Corp.
496,000	5.875%, 06/15/21 144A	503,752
1,600,000	7.125%, 06/15/24 144A	1,688,000
		2,191,752
	Computer Services (4.0%)
	GCI LLC
6,525,000	6.875%, 04/15/25	6,818,625

	Consulting Services (2.5%)
	Booz Allen Hamilton, Inc.
2,750,000	5.125%, 05/01/25 144A	2,825,625

	Gartner, Inc.
1,350,000	5.125%, 04/01/25 144A	1,405,687
		4,231,312
	Electronic Components - Semiconductors (0.6%)
	Amkor Technology, Inc.
875,000	6.625%, 09/15/27 144A	963,594

	Internet Security (0.4%)
	NortonLifeLock, Inc.
675,000	5.000%, 04/15/25 144A	689,668

20  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Information Technology (continued)
	Telecommunication Equipment (1.0%)
	CommScope, Inc.
$875,000	8.250%, 03/01/27 144A	$920,937

	CommScope Technologies LLC
875,000	6.000%, 06/15/25 144A	875,989
		1,796,926
	Web Hosting/Design (1.0%)
	VeriSign, Inc.
1,675,000	4.625%, 05/01/23	1,701,800

	Wireless Equipment (0.5%)
	ViaSat, Inc.
875,000	5.625%, 09/15/25 144A	901,250
	Total Information Technology	23,983,615

	Materials (4.0%)
	Building Products - Cement/Aggregate (0.5%)
	Summit Materials LLC/Summitt Materials Finance Corp.
850,000	5.125%, 06/01/25 144A	873,375

	Containers - Metal/Glass (0.3%)
	Mauser Packaging Solutions Holding Co.
400,000	5.500%, 04/15/24 144A	412,040

	Containers - Paper/Plastic (3.2%)
	Berry Global, Inc.
1,725,000	5.500%, 05/15/22	1,744,406
619,000	6.000%, 10/15/22	630,606

	Graphic Packaging International LLC
550,000	4.875%, 11/15/22	576,125

	Reynolds Group Issuer, Inc.
2,500,000	7.000%, 07/15/24 144A	2,584,375
		5,535,512
	Total Materials	6,820,927

21  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Principal Amount	Corporate Bonds (continued)	Value
	Utilities (3.3%)
	Electric - Generation (0.8%)
	Vistra Operations Co. LLC
$1,250,000	5.625%, 02/15/27 144A	$1,317,188

	Independent Power Producers (2.5%)
	NRG Energy, Inc.
1,675,000	6.625%, 01/15/27	1,817,375

	Vistra Energy Corp.
2,500,000	5.875%, 06/01/23	2,557,600
		4,374,975
	Total Utilities	5,692,163
	Total Corporate Bonds (cost $164,883,576)	165,963,039

Shares	Short-Term Investment (1.7%)
2,941,629	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 1.49%* (cost $2,941,629)		2,941,629

	Total Investments (cost $167,825,205-note 4)	98.8%	168,904,668
	Other assets less liabilities	1.2	2,071,865
	Net Assets	100.0%	$170,976,533

*     The rate is an annualized seven-day yield at period end.

**   Securities received as part of a delayed consent payment related to the potential merger of Sprint Corp. and T-Mobile US, Inc. Securities were received at no cost to the Fund.

+     Non-income producing.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

22  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Portfolio Distribution (unaudited)	Percent of Common Stocks	Portfolio Distribution (unaudited)	Percent of Common Stocks

Advertising Services	1.4%	Independent Power Producers	2.6%
Aerospace/Defense - Equipment	1.2	Internet Security	0.4
Applications Software	1.8	Machinery - General Industry	0.5
Broadcast Services/Program	0.9	Medical - Drugs	0.6
Building & Construction Products - Misc.	0.8	Medical - HMO	3.1
Building - Heavy Construction	0.5	Medical - Hospitals	0.7
Building Products - Cement/Aggregate	0.5	Medical Equipment	0.2
Cable/Satellite TV	3.0	Medical Information Systems	1.0
Casinos & Gaming	7.1	Medical Products	0.5
Cellular Telecom	3.0	Midstream Oil & Gas	1.9
Commercial Services	1.9	Oil Refining & Marketing	0.7
Commercial Services - Finance	1.1	Physical Therapy/Rehabilitation Centers	1.5
Computer Hardware & Storage	1.3	Racetracks	0.5
Computer Services	4.1	Radio	0.5
Consulting Services	2.5	Real Estate Operator/Developer	0.5
Consumer Products - Miscellaneous	1.8	REITS - Diversified	1.1
Consumer Services	0.5	REITS - Healthcare	1.3
Containers - Metal/Glass	0.2	REITS - Hotels	4.0
Containers - Paper/Plastic	3.3	REITS - Storage	4.1
Decision Support Software	0.5	Rental Auto/Equipment	1.0
Diagnostic Equipment	1.6	Resorts/Theme Parks	0.7
Distribution/Wholesale	1.2	Satellite Telecom	0.7
Diversified Manufacturing Operations	2.2	Security Services	1.1
Electric - Generation	0.8	Storage/Warehousing	0.8
Electric Products - Miscellaneous	1.4	Telecommunication Equipment	1.1
Electronic Components - Semiconductors	0.6	Telephone - Integrated	3.9
Finance - Investment Banker/Broker	1.3	Theaters	2.3
Food - Catering	1.8	Toys	0.8
Food - Retail	4.4	Transport - Truck	0.2
Food - Wholesale/Distributors	2.1	Waste Management	1.5
Funeral Service & Related Items	2.1	Web Hosting/Design	1.0
Hotels & Motels	1.8	Wireless Equipment	0.5
			100.0%

See accompanying notes to financial statements.

23  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2019

Shares	Common Stocks (97.9%)	Market Value
	Communication Services (4.4%)
	Broadcast Services/Program (1.1%)
31,300	Nexstar Media Group, Inc.	$3,669,925

	Cable/Satellite TV (0.9%)
5,662	Charter Communications, Inc.+	2,746,523

	Cellular Telecom (0.7%)
28,551	T-Mobile US, Inc.+	2,238,969

	Radio (1.7%)
109,891	Liberty SiriusXM Group - C+	5,290,153
	Total Communication Services	13,945,570

	Consumer Discretionary (12.8%)
	Casinos & Gaming (0.5%)
47,719	Boyd Gaming Corp.	1,428,707

	Consumer Services (1.3%)
107,278	ServiceMaster Co. LLC+	4,147,367

	Distribution/Wholesale (1.5%)
136,450	LKQ Corp.+	4,871,265

	Food - Catering (1.4%)
101,132	Aramark Corp.	4,389,129

	Funeral Service & Related Items (1.6%)
112,458	Service Corp. International	5,176,442

	Hotels & Motels (1.7%)
84,299	Wyndham Hotels & Resorts, Inc.	5,294,820

	Racetracks (1.6%)
35,832	Churchill Downs, Inc.	4,916,150

	Recreational Centers (1.0%)
41,809	Planet Fitness, Inc.+	3,122,296

24  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Consumer Discretionary (continued)
	Resorts/Theme Parks (0.6%)
8,129	Vail Resorts, Inc.	$1,949,578

	Retail - Floor Coverings (0.5%)
32,211	Floor & Décor Holdings, Inc.+	1,636,641

	Retail - Restaurants (1.1%)
7,462	Domino's Pizza, Inc.	2,192,186
17,844	Dunkin' Brands Group, Inc.	1,347,936
		3,540,122
	Total Consumer Discretionary	40,472,517

	Consumer Staples (4.4%)
	Beverages - Wine/Spirits (1.1%)
19,089	Constellation Brands, Inc.	3,622,138

	Food - Miscellaneous/Diversified (0.4%)
40,528	Conagra Brands, Inc.	1,387,679

	Food - Wholesale/Distributors (2.9%)
74,567	Performance Food Group Co.+	3,838,709
129,427	US Foods Holding Corp.+	5,421,697
		9,260,406
	Total Consumer Staples	14,270,223

	Energy (2.6%)
	Midstream Oil & Gas (2.0%)
52,677	Oneok, Inc.	3,986,069
56,489	Targa Resources Corp.	2,306,446
		6,292,515
	Oil Refining & Marketing (0.6%)
21,327	Valero Energy Corp.	1,997,274
	Total Energy	8,289,789

	Financials (10.9%)
	Commercial Banks (0.6%)
110,733	First Horizon National Corp.	1,833,738

25  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Financials (continued)
	Finance - Auto Loans (0.8%)
77,183	Ally Financial, Inc.	$2,358,712

	Finance - Investment Banker/Broker (1.0%)
33,658	LPL Financial Holdings, Inc.	3,104,951

	Finance - Other Services (1.0%)
29,073	Nasdaq, Inc.	3,113,718

	Insurance Brokers (2.0%)
30,548	Arthur J Gallagher & Co.	2,909,086
88,249	Brown & Brown, Inc.	3,484,071
		6,393,157
	Real Estate Management/Service (1.1%)
57,476	CBRE Group, Inc.+	3,522,704

	REITS - Diversified (2.0%)
21,490	Crown Castle International Corp.	3,054,803
5,705	Equinix, Inc.	3,330,008
		6,384,811
	REITS - Hotels (0.8%)
28,915	Ryman Hospitality Properties	2,505,774

	REITS - Warehouse/Industrial (0.7%)
62,909	Americold Realty Trust	2,205,590

	Super-Regional Banks (0.9%)
140,374	KeyCorp	2,841,170
	Total Financials	34,264,325

	Healthcare (14.9%)
	Diagnostic Equipment (1.3%)
222,030	Avantor, Inc.+	4,029,844

	Medical Equipment (1.5%)
12,916	Teleflex, Inc.	4,862,099

26  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Healthcare (continued)
	Medical Information Systems (3.2%)
247,962	Change Healthcare Holdings LLC+	$4,064,097
38,755	IQVIA Holdings, Inc.+	5,988,035
		10,052,132
	Medical Laboratories & Testing Services (0.8%)
42,930	Catalent, Inc.+	2,416,959

	Medical Products (3.4%)
10,524	The Cooper Cos., Inc.	3,381,256
36,405	Hill-Rom Holdings, Inc.	4,133,060
22,023	Zimmer Biomet Holdings, Inc.	3,296,403
		10,810,719
	Medical - Biomedical/Gene (1.5%)
12,966	Bio-Rad Laboratories, Inc.+	4,797,809

	Medical - Drugs (0.8%)
21,564	PRA Health Sciences, Inc.+	2,396,839

	Medical - Hospitals (1.1%)
22,689	HCA Healthcare, Inc.	3,353,661

	Veterinary Diagnostics (1.3%)
139,687	Elanco Animal Health, Inc.+	4,113,782
	Total Healthcare	46,833,844

	Industrials (16.7%)
	Advanced Materials/Products (0.5%)
23,069	Hexcel Corp.	1,691,188

	Aerospace/Defense - Equipment (2.3%)
23,435	L3 HarrisTechnologies, Inc.	4,637,083
7,302	Teledyne Technologies, Inc.+	2,530,435
		7,167,518
	Building Products - Wood (0.5%)
36,441	Masco Corp.	1,748,804

27  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Industrials (continued)
	Chemicals - Specialty (0.6%)
75,222	Univar Solutions, Inc.+	$1,823,381

	Commercial Services - Finance (3.6%)
70,412	IHS Markit Ltd.+	5,305,544
69,529	TransUnion	5,952,378
		11,257,922
	Consulting Services (0.8%)
16,350	Verisk Analytics, Inc.	2,441,709

	Distribution/Wholesale (1.0%)
75,683	HD Supply Holdings, Inc.+	3,043,970

	Electric Products - Miscellaneous (0.8%)
24,505	AMETEK, Inc.	2,444,129

	Electronic Measurement Instruments (0.9%)
38,879	Fortive Corp.	2,969,967

	Engineering - Research & Development (0.7%)
49,538	AECOM+	2,136,574

	Machinery - General Industry (1.3%)
11,310	Roper Technologies, Inc.	4,006,341

	Machinery - Pumps (1.4%)
57,756	Xylem, Inc.	4,550,595

	Transport - Truck (0.6%)
23,447	XPO Logistics, Inc.+	1,868,726

	Transportation Equipment (0.4%)
17,906	Westinghouse Air Brake Technologies Corp.+	1,393,087

	Waste Management (1.3%)
46,145	Republic Services, Inc.	4,135,976
	Total Industrials	52,679,887

28  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Information Technology (22.2%)
	Applications Software (3.6%)
79,753	CDK Global, Inc.	$4,360,894
115,748	SS&C Technologies Holdings, Inc.	7,106,927
		11,467,821
	Commercial Services - Finance (2.6%)
11,615	FleetCor Technologies, Inc.+	3,341,868
26,409	Global Payments, Inc.	4,821,227
		8,163,095
	Computer Hardware & Storage (1.5%)
89,979	Dell Technologies, Inc.+	4,624,021

	Computer Services (1.2%)
14,860	CACI International, Inc.+	3,714,851

	Consulting Services (0.5%)
20,541	Booz Allen Hamilton Holding Corp.	1,461,081

	Data Processing/Management (3.7%)
16,477	Broadridge Financial Solutions, Inc.	2,035,569
36,364	Fidelity National Information Services, Inc.	5,057,869
40,476	Fiserv, Inc.+	4,680,240
		11,773,678
	Electronic Components - Semiconductors (2.1%)
100,872	Marvell Technology Group Ltd.	2,679,160
78,872	ON Semiconductor Corp.+	1,922,899
17,306	Qorvo, Inc.+	2,011,476
		6,613,535
	Electronic Measurement Instruments (2.0%)
56,129	FLIR Systems, Inc.	2,922,637
31,225	Keysight Technologies, Inc.+	3,204,622
		6,127,259
	Internet Security (0.6%)
8,427	Palo Alto Networks, Inc.+	1,948,744

29  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Common Stocks (continued)	Market Value
	Information Technology (continued)
	Office Automation & Equipment (2.2%)
22,139	CDW Corp.	$3,162,335
15,252	Zebra Technologies Corp.+	3,895,971
		7,058,306
	Semiconductor Equipment (0.9%)
57,302	Entegris, Inc.	2,870,257

	Wireless Equipment (1.3%)
24,997	Motorola Solutions, Inc.	4,028,017
	Total Information Technology	69,850,665

	Materials (8.3%)
	Commercial Services (0.8%)
13,244	Ecolab, Inc.	2,555,960

	Containers - Metal/Glass (3.1%)
79,578	Ball Corp.	5,146,309
63,266	Crown Americas LLC+	4,589,316
		9,735,625
	Containers - Paper/Plastic (4.4%)
72,527	Berry Global Group, Inc.+	3,444,307
382,927	Graphic Packaging International, Inc.	6,375,735
93,962	Westrock Co.	4,031,909
		13,851,951
	Total Materials	26,143,536

	Utilities (0.7%)
	Water (0.7%)
17,269	American Water Works Co., Inc.	2,121,497
	Total Common Stocks (cost $227,709,068)	308,871,853

30  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Shares	Short-Term Investment (2.2%)		Market Value
6,780,796	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 1.49%* (cost $6,780,796)		$6,780,796

	Total Investments (cost $234,489,864-note 4)	100.1%	315,652,649
	Other assets less liabilities	(0.1)	(435,686)
	Net Assets	100.0%	$315,216,963

	+ Non-income producing security.
	* The rate is an annualized seven-day yield at period end.

31  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2019

Portfolio Distribution (unaudited)	Percent of Common Stocks	Portfolio Distribution (unaudited)	Percent of Common Stocks

Advanced Materials/Products	0.5%	Hotels & Motels	1.7%
Aerospace/Defense - Equipment	2.3	Insurance Brokers	2.1
Applications Software	3.7	Internet Security	0.6
Beverages - Wine/Spirits	1.2	Machinery - General Industry	1.3
Broadcast Services/Program	1.2	Machinery - Pumps	1.5
Building Products - Wood	0.6	Medical - Biomedical/Gene	1.6
Cable/Satellite TV	0.9	Medical - Drugs	0.8
Casinos & Gaming	0.5	Medical - Hospitals	1.1
Cellular Telecom	0.7	Medical Equipment	1.6
Chemicals - Specialty	0.6	Medical Information Systems	3.3
Commercial Banks	0.6	Medical Laboratories & Testing Services	0.8
Commercial Services	0.8	Medical Products	3.5
Commercial Services - Finance	6.3	Midstream Oil & Gas	2.0
Computer Hardware & Storage	1.5	Office Automation & Equipment	2.3
Computer Services	1.2	Oil Refining & Marketing	0.6
Consulting Services	1.3	Racetracks	1.6
Consumer Services	1.3	Radio	1.7
Containers - Metal/Glass	3.2	Real Estate Management/Service	1.1
Containers - Paper/Plastic	4.5	Recreational Centers	1.0
Data Processing/Management	3.8	REITS - Diversified	2.1
Diagnostic Equipment	1.3	REITS - Hotels	0.8
Distribution/Wholesale	2.6	REITS - Warehouse/Industrial	0.7
Electronic Components - Semiconductors	2.1	Resorts/Theme Parks	0.6
Electric Products - Miscellaneous	0.8	Retail - Floor Coverings	0.5
Electronic Measurement Instruments	2.9	Retail - Restaurants	1.1
Engineering - Research & Development	0.7	Semiconductor Equipment	0.9
Finance - Auto Loans	0.8	Super-Regional Banks	0.9
Finance - Investment Banker/Broker	1.0	Transport - Truck	0.6
Finance - Other Services	1.0	Transportation Equipment	0.5
Food - Catering	1.4	Veterinary Diagnostics	1.3
Food - Miscellaneous/Diversified	0.5	Waste Management	1.3
Food - Wholesale/Distributors	3.0	Water	0.7
Funeral Service & Related Items	1.7	Wireless Equipment	1.3
			100.0%

See accompanying notes to financial statements.

32  |  Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2019

	AQUILA THREE PEAKS HIGH INCOME FUND	AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
ASSETS
Investments at value (cost $167,825,205 and $234,489,864 respectively)	$168,904,668	$315,652,649
Receivable for interest and dividends	2,257,828	189,680
Receivable for Fund shares sold	797,966	365,067
Other assets	31,514	43,568
Total assets	171,991,976	316,250,964
LIABILITIES
Payable for Fund shares redeemed	797,412	642,782
Management fees payable	94,149	225,811
Dividends payable	49,736	—
Distribution and service fees payable	265	1,496
Accrued expenses	73,881	163,912
Total liabilities	1,015,443	1,034,001
NET ASSETS	$170,976,533	$315,216,963
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$203,599	$61,433
Additional paid-in capital	175,061,431	224,544,023
Total distributable earnings	(4,288,497)	90,611,507
	$170,976,533	$315,216,963
CLASS A
Net Assets	$41,876,037	$94,879,302
Capital shares outstanding	4,988,791	1,874,344
Net asset value and redemption price per share	$8.39	$50.62
Maximum offering price per share (100/96 of $8.39 and 100/95.75 of $50.62, respectively, adjusted to the nearest cent)	$8.74	$52.87
CLASS C
Net Assets	$4,833,180	$36,696,693
Capital shares outstanding	575,819	940,851
Net asset value and redemption price per share	$8.39	$39.00
CLASS I
Net Assets	$1,173,752	$4,291,785
Capital shares outstanding	139,853	81,130
Net asset value, offering and redemption price per share	$8.39	$52.90
CLASS Y
Net Assets	$123,093,564	$179,349,183
Capital shares outstanding	14,655,399	3,246,935
Net asset value, offering and redemption price per share	$8.40	$55.24

See accompanying notes to financial statements.

33  |  Aquila Funds Trust

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2019

	AQUILA THREE PEAKS HIGH INCOME FUND	AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
Investment Income
Interest income	$7,449,463	$245,488
Dividend income
(net of foreign tax withheld of $9,902)	—	3,367,656
Total investment income	7,449,463	3,613,144

Expenses
Management fees (note 3)	1,091,692	2,690,097
Distribution and service fees (note 3)	143,404	667,173
Transfer and shareholder servicing agent fees (note 3)	153,036	410,030
Trustees’ fees and expenses	106,315	193,248
Legal fees	81,342	141,651
Fund accounting fees	78,260	70,518
Registration fees and dues	73,402	91,247
Shareholders’ reports	21,286	43,505
Auditing and tax fees	18,200	27,000
Chief compliance officer services (note 3)	10,937	10,803
Custodian fees	9,666	17,468
Insurance	8,357	21,411
Miscellaneous	23,302	49,749
Total expenses	1,819,199	4,433,900

Net investment income (loss)	5,630,264	(820,756)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	1,158,781	41,168,712
Change in unrealized appreciation (depreciation) on investments	4,909,677	55,173,196

Net realized and unrealized gain (loss) on investments	6,068,458	96,341,908
Net change in net assets resulting from operations	$11,698,722	$95,521,152

See accompanying notes to financial statements.

34  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS
Net investment income	$5,630,264	$7,787,866
Net realized gain (loss) from securities transactions	1,158,781	(4,703,809)
Change in unrealized appreciation (depreciation) on investments	4,909,677	(5,260,663)
Change in net assets resulting from operations	11,698,722	(2,176,606)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,565,017)	(1,749,044)

Class C Shares	(161,267)	(274,091)

Class I Shares	(42,038)	(49,164)

Class Y Shares	(4,561,371)	(5,715,538)
Change in net assets from distributions	(6,329,693)	(7,787,837)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	34,995,227	27,638,451
Reinvested dividends and distributions	5,712,947	6,925,065
Short-term trading redemption fees	—	—
Cost of shares redeemed	(35,912,747)	(83,875,454)
Net decrease in net assets from capital share transactions	4,795,427	(49,311,938)
Change in net assets	10,164,456	(59,276,381)

NET ASSETS:
Beginning of period	160,812,077	220,088,458
End of period	$170,976,533	$160,812,077

See accompanying notes to financial statements.

35  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS
Net investment income (loss)	$(820,756)	$(1,815,877)
Net realized gain (loss) from securities transactions	41,168,712	76,860,824
Change in unrealized appreciation (depreciation) on investments	55,173,196	(116,802,001)
Change in net assets resulting from operations	95,521,152	(41,757,054)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(7,925,854)	(10,313,139)

Class C Shares	(4,017,707)	(7,274,877)

Class I Shares	(355,771)	(1,173,304)

Class Y Shares	(13,730,141)	(24,955,990)
Change in net assets from distributions	(26,029,473)	(43,717,310)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	42,644,758	65,881,352
Reinvested dividends and distributions	21,780,014	34,756,912
Cost of shares redeemed	(118,275,675)	(316,745,781)
Net decrease in net assets from capital share transactions	(53,850,903)	(216,107,517)
Change in net assets	15,640,776	(301,581,881)

NET ASSETS:
Beginning of period	299,576,187	601,158,068
End of period	$315,216,963	$299,576,187

See accompanying notes to financial statements.

36  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2019

1. Organization

Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series:  Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company.  Aquila Three Peaks High Income Fund’s objective is to obtain high current income.  Capital appreciation is a secondary objective when consistent with its primary objective.  Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee.  Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers.  Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.  While each Fund registered Class F Shares effective April 3, 2017, there were no Class F Shares outstanding as of December 31, 2019.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services.  With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

37  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

b)

Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2019:

Valuation Inputs	AQUILA THREE PEAKS HIGH INCOME FUND	AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices — Common Stocks and Short-Term Investments	$2,941,629	$315,652,649
Level 2 – Other Significant Observable Inputs	165,963,039	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$168,904,668	$315,652,649
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

38  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

e)

Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2016-2018) or expected to be taken in the Funds' 2019 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2019, Aquila Three Peaks High Income Fund increased paid-in capital by $639,865 and decreased distributable earnings by $639,865. On December 31, 2019, Aquila Three Peaks Opportunity Growth Fund increased paid-in capital by $3,752,540 and decreased distributable earnings by $3,752,540. These reclassifications had no effect on net assets or net asset value per share.

i)

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The Aquila Three Peaks High Income Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative–effect adjustment as of the beginning of the period of adoption.  As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost of investments was reduced by $473,571 and unrealized appreciation was increased by $473,571.  The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

39  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on the net assets of the fund up to $400,000,000 and 0.60 of 1% of the Fund's net assets above $400,000,000 through April 30, 2021.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

40  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

b)

Distribution and Service fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

For the year ended December 31, 2019, these payments were as follows:

	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila Three Peaks High Income Fund	0.20%	$85,552	$3,069

Aquila Three Peaks Opportunity Growth Fund	0.30%	$263,159	$9,863

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2019, these payments were as follows:

	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila Three Peaks High Income Fund	$42,366	$14,122	$14,134

Aquila Three Peaks Opportunity Growth Fund	$298,229	$99,410	$99,688

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients.  Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares.  In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares.  That is, the total payments under both plans will not exceed 0.50% of such net assets.

With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2019, these payments were made at the average annual rate of 0.37% (0.12% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $4,299 of which $1,364 related to the Plan and $2,935 related to the Shareholder Services Plan.

41  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2019, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $20,848 of which $6,375 related to the Plan and $14,473 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor) (collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2019, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $30,754 of which the Distributor received $6,326. For the year ended December 31, 2019, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $93,785 of which the Distributor received $8,287.

c)

Transfer and shareholder servicing fees:

The Fund compensates certain financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

During the year ended December 31, 2019, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $203,353,800 and $198,758,537, respectively.

At December 31, 2019, the aggregate tax cost for all securities was $168,958,795. At December 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $848,757 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $902,884 for a net unrealized depreciation of $54,127.

Aquila Three Peaks Opportunity Growth Fund

During the year ended December 31, 2019, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $274,422,756 and $348,001,844, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

At December 31, 2019, the aggregate tax cost for all securities was $235,267,601. At December 31, 2019, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $81,217,399 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $832,351 for a net unrealized appreciation of $80,385,048.

5. Portfolio Orientation

Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”.  High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond.  Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”.

43  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

Aquila Three Peaks High Income Fund

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	442,660	$3,689,025	775,852	$6,454,132
Reinvested distributions	160,612	1,342,441	174,679	1,451,634
Cost of shares redeemed	(862,832)	(7,199,391)	(1,381,924)	(11,500,093)
Net change	(259,560)	(2,167,925)	(431,393)	(3,594,327)
Class C Shares
Proceeds from shares sold	52,350	437,288	191,808	1,582,850
Reinvested distributions	16,629	138,909	28,542	237,467
Cost of shares redeemed	(365,997)	(3,045,496)	(719,284)	(5,994,388)
Net change	(297,018)	(2,469,299)	(498,934)	(4,174,071)
Class I Shares
Proceeds from shares sold	11,780	98,620	28,669	237,577
Reinvested distributions	4,717	39,415	5,138	42,709
Cost of shares redeemed	(17,273)	(144,540)	(62,963)	(523,099)
Net change	(776)	(6,505)	(29,156)	(242,813)
Class Y Shares
Proceeds from shares sold	3,686,076	30,770,294	2,313,353	19,363,892
Reinvested distributions	501,316	4,192,182	624,150	5,193,255
Cost of shares redeemed	(3,053,788)	(25,523,320)	(7,926,215)	(65,857,874)
Net change	1,133,604	9,439,156	(4,988,712)	(41,300,727)
Total transactions in Fund shares	576,250	$4,795,427	(5,948,195)	$(49,311,938)

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

Aquila Three Peaks Opportunity Growth Fund

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	213,995	$10,537,331	203,487	$10,587,491
Reinvested distributions	148,092	7,244,647	207,692	9,136,345
Cost of shares redeemed	(335,031)	(16,296,756)	(583,864)	(29,807,272)
Net change	27,056	1,485,222	(172,685)	(10,083,436)
Class C Shares
Proceeds from shares sold	65,923	2,557,080	111,958	4,472,034
Reinvested distributions	87,415	3,297,334	159,348	5,578,791
Cost of shares redeemed	(457,721)	(17,514,844)	(717,271)	(29,363,097)
Net change	(304,383)	(11,660,430)	(445,965)	(19,312,272)
Class I Shares
Proceeds from shares sold	12,950	647,758	67,007	3,651,551
Reinvested distributions	5,508	281,595	24,104	1,103,242
Cost of shares redeemed	(94,703)	(4,828,631)	(687,987)	(36,584,592)
Net change	(76,245)	(3,899,278)	(596,876)	(31,829,799)
Class Y Shares
Proceeds from shares sold	553,094	28,902,589	857,614	47,170,276
Reinvested distributions	205,292	10,956,438	398,622	18,938,534
Cost of shares redeemed	(1,523,766)	(79,635,444)	(4,063,369)	(220,990,820)
Net change	(765,380)	(39,776,417)	(2,807,133)	(154,882,010)
Total transactions in Fund shares	(1,118,952)	$(53,850,903)	(4,022,659)	$(216,107,517)

45  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

7. Income Tax Information and Distributions

Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly.  Net realized capital gains, if any, are distributed annually and are taxable.  Aquila Three Peaks Opportunity Growth Fund declares  distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

At December 31, 2019, Aquila Three Peaks High Income Fund had capital loss carryover of $3,601,957 which is short-term and $633,224 which is long-term where both have no expiration date.

The tax character of distributions:

	Aquila Three Peaks High Income Fund		Aquila Three Peaks Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Ordinary Income	$6,329,693	$7,787,837	$—	$127,785
Long term capital gain	—	—	26,029,473	43,589,525
	$6,329,693	$7,787,837	$26,029,473	$43,717,310

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks High Income Fund	Aquila Three Peaks Opportunity Growth Fund
Ordinary Income	$811	$7,222,941
Accumulated net realized gain	—	3,003,518
Other accumulated losses	—	—
Capital loss carryover	(4,235,181)	—
Unrealized appreciation (depreciation)	(54,127)	80,385,048
	$(4,288,497)	$90,611,507

For Aquila Three Peaks Opportunity Growth Fund and Aquila Three Peaks High Income Fund, the difference between book and tax unrealized appreciation was due to wash sales.

46  |  Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2019

8. Securities Traded on a When-Issued Basis

The Funds may purchase or sell securities on a when-issued basis.  When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.  Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction.  These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

9. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of 9 funds) have been parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended December 31, 2019.

47  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.12	$8.55	$8.49	$8.36	$8.38
Income (loss) from investment operations:
Net investment income(1)	0.27	0.32	0.37	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	0.31	(0.43)	0.07	0.13	(0.01)
Total from investment operations	0.58	(0.11)	0.44	0.43	0.30
Less distributions (note 7):
Dividends from net investment income	(0.31)	(0.32)	(0.37)	(0.30)	(0.32)
Distributions from capital gains	––	––	(0.01)	––	––
Total distributions	(0.31)	(0.32)	(0.38)	(0.30)	(0.32)
Net asset value, end of period	$8.39	$8.12	$8.55	$8.49	$8.36
Total return (not reflecting sales charge)	7.16%	(1.29)%	5.30%	5.20%	3.58%
Ratios/supplemental data
Net assets, end of period (in thousands)	$41,876	$42,640	$48,552	$54,302	$67,063
Ratio of expenses to average net assets	1.20%	1.14%	1.12%	1.10%	1.14%
Ratio of net investment income to average net assets	3.24%	3.87%	4.37%	3.54%	3.73%
Portfolio turnover rate	124%	118%	156%	153%	120%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.20%	1.14%	1.12%	1.10%	1.20%
Ratio of net investment income to average net assets	3.24%	3.87%	4.37%	3.54%	3.66%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.20%	1.14%	1.12%	1.10%	1.14%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.12	$8.55	$8.50	$8.36	$8.38
Income (loss) from investment operations:
Net investment income(1)	0.20	0.26	0.31	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	0.31	(0.44)	0.05	0.14	(0.02)
Total from investment operations	0.51	(0.18)	0.36	0.37	0.23
Less distributions (note 7):
Dividends from net investment income	(0.24)	(0.25)	(0.30)	(0.23)	(0.25)
Distributions from capital gains	––	––	(0.01)	––	––
Total distributions	(0.24)	(0.25)	(0.31)	(0.23)	(0.25)
Net asset value, end of period	$8.39	$8.12	$8.55	$8.50	$8.36
Total return (not reflecting CDSC)	6.31%	(2.08)%	4.34%	4.49%	2.74%
Ratios/supplemental data
Net assets, end of period (in thousands)	$4,833	$7,091	$11,726	$16,871	$17,860
Ratio of expenses to average net assets	1.99%	1.94%	1.92%	1.91%	1.94%
Ratio of net investment income to average net assets	2.44%	3.08%	3.56%	2.74%	2.96%
Portfolio turnover rate	124%	118%	156%	153%	120%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.99%	1.94%	1.92%	1.91%	2.01%
Ratio of net investment income to average net assets	2.44%	3.08%	3.56%	2.74%	2.89%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.99%	1.94%	1.92%	1.91%	1.94%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.12	$8.55	$8.50	$8.36	$8.37
Income (loss) from investment operations:
Net investment income(1)	0.26	0.32	0.37	0.29	0.31
Net gain (loss) on securities (both realized and unrealized)	0.31	(0.43)	0.05	0.14	(0.01)
Total from investment operations	0.57	(0.11)	0.42	0.43	0.30
Less distributions (note 7):
Dividends from net investment income	(0.30)	(0.32)	(0.36)	(0.29)	(0.31)
Distributions from capital gains	—	––	(0.01)	––	––
Total distributions	(0.30)	(0.32)	(0.37)	(0.29)	(0.31)
Net asset value, end of period	$8.39	$8.12	$8.55	$8.50	$8.36
Total return	7.08%	(1.35)%	5.06%	5.24%	3.61%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,174	$1,142	$1,451	$1,857	$1,741
Ratio of expenses to average net assets	1.27%	1.21%	1.22%	1.20%	1.21%
Ratio of net investment income to average net assets	3.16%	3.80%	4.26%	3.46%	3.70%
Portfolio turnover rate	124%	118%	156%	153%	120%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.27%	1.21%	1.22%	1.20%	1.28%
Ratio of net investment income to average net assets	3.16%	3.80%	4.26%	3.46%	3.63%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.27%	1.21%	1.22%	1.20%	1.21%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

50  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.13	$8.56	$8.50	$8.36	$8.38
Income (loss) from investment operations:
Net investment income(1)	0.29	0.34	0.39	0.32	0.33
Net gain (loss) on securities (both realized and unrealized)	0.30	(0.43)	0.07	0.14	(0.02)
Total from investment operations	0.59	(0.09)	0.46	0.46	0.31
Less distributions (note 7):
Dividends from net investment income	(0.32)	(0.34)	(0.39)	(0.32)	(0.33)
Distributions from capital gains	—	––	(0.01)	––	––
Total distributions	(0.32)	(0.34)	(0.40)	(0.32)	(0.33)
Net asset value, end of period	$8.40	$8.13	$8.56	$8.50	$8.36
Total return	7.37%	(1.09)%	5.51%	5.55%	3.77%
Ratios/supplemental data
Net assets, end of period (in thousands)	$123,094	$109,939	$158,359	$173,150	$102,028
Ratio of expenses to average net assets	1.00%	0.94%	0.92%	0.90%	0.94%
Ratio of net investment income to average net assets	3.44%	4.08%	4.57%	3.77%	3.95%
Portfolio turnover rate	124%	118%	156%	153%	120%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.00%	0.94%	0.92%	0.90%	1.01%
Ratio of net investment income to average net assets	3.44%	4.08%	4.57%	3.77%	3.88%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.00%	0.94%	0.92%	0.90%	0.94%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.84	$52.38	$47.39	$44.78	$43.69
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.17)	(0.24)	(0.06)	(0.11)	(0.31)
Net gain (loss) on securities (both realized and unrealized)	14.50	(5.27)	7.76	2.72	2.17
Total from investment operations	14.33	(5.51)	7.70	2.61	1.86
Less distributions (note 7):
Dividends from net investment income	—	––	––	––	––
Distributions from capital gains	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Total distributions	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Paid-in capital from redemption fees (note 6b)	—	––	––	0.01	––
Net asset value, end of period	$50.62	$40.84	$52.38	$47.39	$44.78
Total return (not reflecting sales charge)	35.47%	(11.35)%	16.35%	5.85%(2)	4.21%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$94,879	$75,438	$105,809	$136,347	$133,380
Ratio of expenses to average net assets	1.49%	1.41%	1.38%	1.39%	1.53%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.45)%	(0.12)%	(0.24)%	(0.67)%
Portfolio turnover rate	88%	123%	70%	67%	49%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.49%	1.41%	1.38%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.45)%	(0.12)%	(0.22)%	(0.56)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.49%	1.41%	1.38%	1.39%	1.53%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

52  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$32.49	$43.26	$39.83	$37.91	$37.37
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.41)	(0.50)	(0.34)	(0.35)	(0.54)
Net gain (loss) on securities (both realized and unrealized)	11.47	(4.24)	6.48	2.28	1.85
Total from investment operations	11.06	(4.74)	6.14	1.93	1.31
Less distributions (note 7):
Dividends from net investment income	—	––	––	––	––
Distributions from capital gains	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Total distributions	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Net asset value, end of period	$39.00	$32.49	$43.26	$39.83	$37.91
Total return (not reflecting CDSC)	34.51%	(11.96)%	15.53%	5.09%(2)	3.45%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$36,697	$40,453	$73,163	$87,187	$64,621
Ratio of expenses to average net assets	2.20%	2.11%	2.08%	2.10%	2.25%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.17)%	(0.81)%	(0.92)%	(1.36)%
Portfolio turnover rate	88%	123%	70%	67%	49%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	2.20%	2.11%	2.08%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.17)%	(0.81)%	(0.91)%	(1.21)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	2.20%	2.11%	2.08%	2.10%	2.25%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

53  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$42.49	$54.23	$48.93	$46.19	$44.94
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.14)	(0.27)	(0.02)	(0.04)	(0.18)
Net gain (loss) on securities (both realized and unrealized)	15.10	(5.44)	8.02	2.77	2.16
Total from investment operations	14.96	(5.71)	8.00	2.73	1.98
Less distributions (note 7):
Dividends from net investment income	—	––	––	––	––
Distributions from capital gains	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Total distributions	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Paid-in capital from redemption fees (note 6b)	—	––	0.01	0.02	0.04
Net asset value, end of period	$52.90	$42.49	$54.23	$48.93	$46.19
Total return	35.57%	(11.33)%	16.46%	5.95%	4.45%
Ratios/supplemental data
Net assets, end of period (in thousands)	$4,292	$6,687	$40,900	$47,486	$26,391
Ratio of expenses to average net assets	1.43%	1.35%	1.31%	1.31%	1.32%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.49)%	(0.04)%	(0.09)%	(0.38)%
Portfolio turnover rate	88%	123%	70%	67%	49%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.43%	1.35%	1.31%	1.31%	1.32%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.49)%	(0.04)%	(0.09)%	(0.38)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.43%	1.35%	1.31%	1.31%	1.32%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

54  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$44.11	$55.91	$50.27	$47.36	$46.03
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.10)	0.10	0.04	(0.18)
Net gain (loss) on securities (both realized and unrealized)	15.70	(5.67)	8.25	2.87	2.28
Total from investment operations	15.68	(5.77)	8.35	2.91	2.10
Less distributions (note 7):
Dividends from net investment income	—	––	––	––	––
Distributions from capital gains	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Total distributions	(4.55)	(6.03)	(2.71)	(0.01)	(0.77)
Paid-in capital from redemption fees (note 6b)	—	––	––	0.01	––
Net asset value, end of period	$55.24	$44.11	$55.91	$50.27	$47.36
Total return	35.90%	(11.09)%	16.71%	6.16%(2)	4.52%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$179,349	$176,998	$381,286	$352,751	$260,012
Ratio of expenses to average net assets	1.20%	1.11%	1.08%	1.10%	1.25%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.18)%	0.18%	0.08%	(0.37)%
Portfolio turnover rate	88%	123%	70%	67%	49%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.20%	1.11%	1.08%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.18)%	0.18%	0.10%	(0.23)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.20%	1.11%	1.08%	1.10%	1.25%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

55  |  Aquila Funds Trust

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

56  |  Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Retired effective October 1, 2017; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

57  |  Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	3	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

58  |  Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since January 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013

Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

59  |  Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

60  |  Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/19	Ending(1) Account Value 12/31/19	Expenses(2) Paid During Period 7/01/19 – 12/31/19	Ending Account Value 12/31/19	Expenses(2) Paid During Period 7/01/19 – 12/31/19	Net Annualized Expense Ratio
A	$1,000	$1,020.90	$ 6.16	$1,019.11	$ 6.16	1.21%
C	$1,000	$1,016.80	$10.22	$1,015.07	$10.21	2.01%
I	$1,000	$1,020.50	$ 6.52	$1,018.75	$ 6.51	1.28%
Y	$1,000	$1,021.90	$ 5.15	$1,020.11	$ 5.14	1.01%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

61  |  Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/19	Ending(1) Account Value 12/31/19	Expenses(2) Paid During Period 7/01/19 – 12/31/19	Ending Account Value 12/31/19	Expenses(2) Paid During Period 7/01/19 – 12/31/19	Net Annualized Expense Ratio
A	$1,000	$1,087.80	$ 7.68	$1,017.85	$ 7.43	1.46%
C	$1,000	$1,083.90	$11.35	$1,014.32	$10.97	2.16%
I	$1,000	$1,088.10	$ 7.47	$1,018.05	$ 7.22	1.42%
Y	$1,000	$1,089.50	$ 6.11	$1,019.36	$ 5.90	1.16%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

62  |  Aquila Funds Trust

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter and generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2019 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the calendar year ended December 31, 2019, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Ordinary Income	Long-Term Capital Gains

Aquila Three Peaks High Income Fund	100%	—

Aquila Three Peaks Opportunity Growth Fund	—	100%

Prior to February 15, 2020, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2019 calendar year.

63  |  Aquila Funds Trust

Aquila Three Peaks High Income Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”).  The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”).  In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  Contract renewal materials were provided to the Trustees in August, 2019.  The independent Trustees met telephonically on September 3, 2019 and in person on September 15, 2019 to review and discuss the contract review materials.  The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser.  They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”).  In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.  The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.  The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 15, 2019, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2020.  In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio.  The Trustees reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund.  The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega.  Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

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The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser.  The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•

the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and 12 other high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average maturities between 1.6-5.6 years);

•

the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•

the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Peer Group and the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2019. They also considered that the Fund’s average annual total return was below the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2019. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2019. The Trustees further noted that the Fund’s Sharpe ratio was in the fifth quintile for the three-year period and the first quintile for the five-year period, both ended June 30, 2019, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

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The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility.  Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the advisory fee payable under the Advisory Agreement.  They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement.  The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement that is retained by the Manager.  The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•

the funds in the Peer Group (as defined above); and

•

the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund with average maturities between 1.6-5.6 years).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group.  The Trustees considered that the Fund’s contractual advisory fee was equal to the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various asset levels. They also noted that the Fund’s actual management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds). They further noted that the Fund was one of five funds in the Peer Group for which management fees or expenses are not currently being waived or reimbursed.

The Trustees noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2020.  The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees.  The Trustees considered that, as of June 30, 2019, the Fund had net assets of approximately $168,000,000.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients.  It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds.  The Trustees noted that in some instances the fee rates for the other clients of the Sub-Adviser were slightly lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

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The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund.  The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund.  The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant.  The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund.  The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund.  The Trustees noted that the Manager has contractually undertaken to waive its fees.  The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees.  It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive.  Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Aquila Three Peaks Opportunity Growth Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”).  The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”).  In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  Contract renewal materials were provided to the Trustees in August, 2019.  The independent Trustees met telephonically on September 3, 2019 and in person on September 15, 2019 to review and discuss the contract review materials.  The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser.  They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”).  In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.  The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.  The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 15, 2019, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2020.  In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

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The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio.  The Trustees reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund.  The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller.  Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•

the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and 10 other mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

•

the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

•

the Fund’s benchmark index, Russell 3000 Index.

The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Peer Group and the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2019. They also considered that the Fund outperformed the Fund’s benchmark index for the one-year period ended June 30, 2019, but underperformed the Fund’s benchmark index for the three, five and ten-year periods ended June 30, 2019. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.  The Trustees further noted that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010.  The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy. The Trustees also considered recent discussions regarding whether it would be more appropriate for the Fund to compare its performance to a different benchmark.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2019. The Trustees further noted that the Fund’s Sharpe ratio was in the fifth and fourth quintile for the three and five-year periods ended June 30, 2019, respectively, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return.  The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

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Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the advisory fee payable under the Advisory Agreement.  They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement.  The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager.  The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•

the funds in the Peer Group (as defined above); and

•

the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group.  The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels). They also noted that the Fund’s actual management fee and expenses (for Class A shares) were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients.  It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds.  The Trustees noted that in some instances the fee rates for the other clients of the Manager or the Sub-Adviser were slightly lower than the fees paid to the Manager or Sub-Adviser, respectively, with respect to the Fund and that, with respect to the Manager, the other clients were not equity funds.  In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability.  The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund.  The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

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The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund.  The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant.  The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund.  The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund.  The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive.  It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund.  Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

THREE PEAKS CAPITAL MANAGEMENT, LLC

3750 Dacoro Lane, Suite 100

Castle Rock, Colorado 80109

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AFTAR-1219

ITEM 2.   CODE OF ETHICS.

(a)   As of December 31, 2019 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)   Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)   The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)   The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)   Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2018	2019
ATPHIF	$13,500	$14,700
ATPOGF	$23,400	$23,500

b)   Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)   Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2018	2019
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d)   All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)   Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)   None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)   No applicable.

g)   There were no non-audit services fees billed by the Registrant's accountant   to the Registrant's investment adviser or distributor over the past two years

h)   Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)   Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)   There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.   EXHIBITS.

(a)(1)   Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March xx, 2020

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March xx, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March xx, 2020

By:    /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March xx, 2020

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.